BT PYRAMID MUTUAL FUNDS
BT Investment Equity Appreciation Fund

PROSPECTUS SUPPLEMENT DATED JUNE 21, 1999

THE FOLLOWING REPLACES THE SECTION "MANAGEMENT OF THE FUND: PORTFOLIO MANAGER" IN THE FUND'S PROSPECTUS:

Portfolio Managers. The following individuals serve as co-managers and are responsible for the day-to-day management of the Fund's investments:

John P. Callaghan
o    Joined the Investment Adviser and the Fund in June 1999.
o    Portfolio Manager at Morgan Grenfell, Inc. from 1997 to present.
o Portfolio Manager at Odyssey Partners from March 1996 to 1997 and Weiss Peck & Greer from 1993 to March 1996.
o    AB in Economics from Harvard College and MBA from Harvard Business School.

Mary P. Dugan, CFA
o    Joined the Investment Adviser in 1994 and the Fund in March 1999.
o    Securities Analyst at Fred Alger Management from 1992 to 1994.
o    BA from the University of Rochester and MBA from New York University.

Audrey M. T. Jones, CFA
o    Joined the Investment Adviser and the Fund in June 1999.
o    Portfolio Manager at Morgan Grenfell, Inc. from 1986 to present.
o    BBA in Finance/Accounting from Pace University Lubin School of Business.

THE FOLLOWING REPLACES THE SIXTH PARAGRAPH IN THE SECTION ENTITLED "MANAGEMENT OF THE FUND - INVESTMENT ADVISER" IN THE FUND'S PROSPECTUS:

Prior to June 4, 1999, Bankers Trust Company was a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Because Deutsche Bank AG, as Bankers Trust's new parent company, controls its operations as investment adviser, the Fund's shareholders will be asked to approve a new investment advisory agreement. A Special Meeting of Shareholders will be held for this purpose. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIP
055922751